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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 29, 2001


                          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-16, Mortgage Pass-Through Certificates, Series 2001-16).


                                  CWMBS, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-64564                95-4596514
----------------------------      --------------------    -------------------
(State of Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)





               4500 Park Granada
               Calabasas, California                        91302
          --------------------------------                ------------
             (Address of Principal                         (Zip Code)
              Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.     Other Events.
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Filing of Computational Materials
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         In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2001-16, Bear, Stearns & Co. Inc. ("Bear Stearns"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Bear Stearns Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-16, Greenwich Capital Markets, Inc. ("Greenwich") has prepared certain materials (the "Greenwich Computational Materials") for distribution to its potential investors. Although the Company provided Bear Stearns and Greenwich with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Stearns Computational Materials or the Greenwich Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Stearns Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated August 29, 2001. The Greenwich Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated August 29, 2001.



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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 3, 2001 and the prospectus supplement dated August 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-16.


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


Item 7.     Financial Statements, Pro Forma Financial
            -----------------------------------------
            Information and Exhibits.
            ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1 Bear Stearns Computational Materials filed on Form SE dated August 29, 2001

     99.2     Greenwich Computational Materials filed on Form SE dated
              August 29, 2001


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


                                   Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.



                                                    By: /s/ Celia Coulter
                                                       -----------------------
                                                       Celia Coulter
                                                       Vice President


Dated:  August 29, 2001



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


                                 Exhibit Index
                                 -------------


Exhibit                                                              Page
-------                                                              ----

99.1     Bear Stearns Computational Materials filed on Form SE
         dated August 29, 2001.                                        6
99.2     Greenwich Computational Materials filed on Form SE dated
         August 29, 2001.                                              7





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


                                 EXHIBIT 99.1
                                 ------------

  Bear Stearns Computational Materials filed on Form SE dated August 29, 2001.

                                 EXHIBIT 99.2
                                 ------------

  Greenwich Computational Materials filed on Form SE dated August 29, 2001.


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